Exhibit 10.1

SIXTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement is entered into as of October 23, 2017 (the “Amendment”), by and among TELKONET, INC. (“Borrower”), and HERITAGE BANK OF COMMERCE (“Bank”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 30, 2014 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 17, 2016, that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2016, that certain Third Amendment to Loan and Security Agreement dated as of January 25, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of March 29, 2017 and that certain Fifth Amendment to Loan and Security Agreement dated as of August 29, 2017 (collectively, the “Agreement”).

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1. The following definition in Section I. I of the Agreement is amended and restated in its entirety:

“Revolving Maturity Date” means September 30, 2019, subject to Section 6.9(c).

2. The fifth sentence on Section 2.4(d) of the Agreement is amended and restated in its entirety to read as follows:

Bank shall credit all amounts paid into the Bancontrol Account to Borrower's operating account within two Business Days after clearance of such deposits; provided however that following an Event of Default, Bank may, in its sole discretion, credit any amounts paid into the Bancontrol Account first against any amounts outstanding under the Revolving Facility, and then any remaining balance of such amount shall be credited to Borrower's operating account.

3. The last sentence in Section 6.9(b) of the Agreement is amended and restated in its entirety to read as follows:

Notwithstanding the foregoing, if Telkonet, Inc. deviates from its projected EBITDA for quarter ended September 30, 2017 or quarter ending December 31, 2017, Borrowers shall be deemed in compliance with this Section 6.9(b) if, as of such measurement date, Borrowers' unrestricted cash maintained in its accounts at Bank is in excess of $5,000,000.

4. The last sentence of Section 6.9(c) of the Agreement is amended and restated in its entirety to read as follows:

If Bank and Borrowers do not, on or before December 31 of each year, establish a mutually acceptable EBITDA level in respect of the covenant set forth in Section 6.9(b) for the upcoming calendar year, then the Revolving Maturity Date shall be February 15 of such immediately upcoming year.

5. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

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7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) the original signed Amendment, corporate resolutions and incumbency certificate, and all other Loan Documents being executed in connection herewith, duly executed by Borrower;

(b) payment of the facility fee due on September 30, 2017 pursuant to Section 2.5(b) of the Loan Agreement (if such fee has not already been paid) plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and

(c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

TELKONET, INC.

By: /s/ Gene Mushrush
Name: Gene Mushrush
Title: CFO

HERITAGE BANK OF COMMERCE

By: /s/ Karla Schrader
Name: Karla Schrader
Title: VP

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